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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 31, 2004
                                                          ----------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Ohio                        1-8769                       31-4362899
 ----------------              ----------------              ------------------
 (State or other               (Commission File                 (IRS Employer
 jurisdiction of                    Number)                  Identification No.)
 incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
                            ------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                       ----------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2 - FINANCIAL INFORMATION.

Item 2.05 Costs Associated with Exit or Disposal Activities.


         On August 31, 2004, the Board of Directors of R. G. Barry Corporation (the "Company") approved the closure of the Company's leased warehousing facilities in Nuevo Laredo, Mexico and Laredo, Texas. This action is a continuation and an integral part of the Company's ongoing strategy to reduce operating costs as discussed in Item 7 of the Company's Form 10-K for the fiscal year ended January 3, 2004, under the caption "New Business Plan". The Company expects to absorb the operating activities from these facilities into the Company's other warehousing operations in San Angelo, Texas and a third party warehouse operator on the West Coast of the United States. The closure of the facilities is expected to be completed by the end of fiscal 2004. The Company expects to eliminate employee positions, to incur certain costs related to its obligations for remaining facilities and equipment leases, and to incur losses from the impairment in value of certain other assets. The preliminary estimate of anticipated costs related to the closure that will be recognized during the second half of 2004 total $3.5 to $4.0 million, with estimated severance costs ranging from $0.2 to $0.4 million, estimated obligations for remaining facilities and equipment leases ranging from $1.9 to $2.1 million, and asset write-downs estimated at $1.4 to $1.5 million. The Company expects these actions will require cash payments over the remainder of 2004 and into 2005 estimated at approximately $2.0 to $2.5 million.


Item 2.06 Material Impairments.

         See the information contained in Item 2.05 above.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.


         (a) On August 31, 2004, the Company's Board of Directors adopted a Code of Ethics for Senior Financial Officers and Directors (the "New Code"), which replaced in its entirety the Company's existing Code of Business Conduct and Ethics (the "Former Code"). The Former Code met the requirements of the New York Stock Exchange ("NYSE"). Since the Company is no longer listed on NYSE, the Board of Directors believed it was appropriate to adopt the New Code which complies with the Security and Exchange Commission's rules regarding codes of ethics. A copy of the New Code is attached as Exhibit 14.

         (b)      Not applicable.




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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01 Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit No.       Description
                  -----------       -----------

                       14           R. G. Barry Corporation Code of Ethics
                                    for Senior Financial Officers and Directors



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          R. G. BARRY CORPORATION


September 7, 2004                         By: /s/ Daniel D. Viren
                                              ------------------------
                                              Daniel D. Viren
                                              Senior Vice President - Finance,
                                              Chief Financial Officer, Secretary
                                              and Treasurer





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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                              Dated August 31, 2004

                             R. G. Barry Corporation



         Exhibit No.            Description
         -----------            -----------

              14                R. G. Barry Corporation Code of Ethics
                                for Senior Financial Officers and Directors



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